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Exhibit 10.57

Conformed Copy

Dated 12 June 2003

         DEED OF CONSENT AND AMENDMENT
in respect of the financing
of FPSO "HAEWENE BRIM"

Contents

Clause		Page
1	Interpretation	2
2	Representations and warranties by each party	2
3	Effective Time	3
4	Amendments, clarifications and supplementary provisions	3
5	Costs and indemnities	3
6	Further assurance	4
7	Law and jurisdiction	4
8	Miscellaneous	5
Schedule 1 Definitions		7
Schedule 2 Documents and evidence required as conditions precedent (Beneficiaries)		13
Schedule 3 Amendments		16
Schedule 4 Clarifications		34
Schedule 5 Supplementary Provisions		35
Schedule 6 The Banks and Financial Institutions		39

THIS DEED OF CONSENT AND AMENDMENT is dated 12 June 2003, and made BETWEEN:

(1)
THE BANKS AND FINANCIAL INSTITUTIONS whose names and addresses are set out in schedule 6, as Banks;

(2)
BARCLAYS BANK PLC, acting through its investment banking division, BARCLAYS CAPITAL, as Arranger;

(3)
FORTIS BANK (NEDERLAND) N.V., as Arranger;

(4)
ING BANK N.V., as Arranger;

(5)
ING BANK N.V., as Facility Agent;

(6)
BARCLAYS BANK PLC, as General Security Trustee, Credit Security Trustee and Facility Security Trustee;

(7)
BARCLAYS BANK PLC, acting through its investment banking division, BARCLAYS CAPITAL, as technical bank;

(8)
BLUEWATER (HAEWENE BRIM) N.V., as hull owner;

(9)
BLUEWATER (HAEWENE BRIM) N.V., as Lessor's Agent;

(10)
PIERCE PRODUCTION COMPANY LIMITED;

(11)
BLUEWATER ENERGY N.V.;

(12)
BLUEWATER HOLDING B.V.;

(13)
AURELIA ENERGY N.V.;

(14)
BLUEWATER OFFSHORE PRODUCTION SYSTEMS LIMITED;

(15)
LUDULIA ASSET FINANCE B.V.;

(16)
REFUGIO B.V.;

(17)
RANBERGER HOLDING N.V.;

(18)
BLUEWATER ENERGY SERVICES B.V.

(19)
HILL SAMUEL LEASING (NO.4) LIMITED, as Lessor;

(20)
ALICE EXPLORATION FOUNDATION, ARIEL EXPLORATION FOUNDATION, ASTERIX EXPLORATION FOUNDATION AND OLA DUNK II FOUNDATION, as Standby Purchasers;

(21)
ING BANK N.V., acting through its Amsterdam head office, as Equipment Account Bank; and

(22)
ING BANK N.V., acting through its Amsterdam head office, as Security Trustee Account Bank.

WHEREAS:

(A)
Pursuant to the Credit Agreement, the Banks have agreed to make available to the Borrowers a credit facility of up to $600,000,000, upon the terms and conditions therein contained.

(B)
The Bluewater Agent has requested that the Beneficiaries enter into and, as applicable, consent to the entry into of each of the Topsides Documents and the transactions thereby contemplated, in each case, in consideration of the security to be granted in favour of and the agreements to be concluded for the benefit of the Beneficiaries under and pursuant to the Topsides Documents.

THIS DEED WITNESSES as follows:

1      Interpretation

1.1
Definitions

  In this Deed, words and expressions defined in the Deed of Proceeds and Priorities (as defined in schedule 1) (whether by reference to another document or agreement or otherwise) and/or in the Credit Agreement Supplemental Agreement (as defined in schedule 1) and/or in schedule 1 shall, unless otherwise defined herein or the context otherwise requires, have the same meanings when used herein.

1.2
Headings

  Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Deed.

1.3
Construction

  In this Deed, unless the context otherwise requires:

1.3.1
references to clauses and schedules are to be construed as references to clauses of, and schedules to, this Deed and references to this Deed include its schedules;

1.3.2
references to (or to any specified provision of) this Deed or any other document shall be construed as references to this Deed, that provision or that document as in force for the time being and as amended in accordance with the terms thereof with the consent of all relevant parties pursuant to any relevant provision of this Deed and clause 16.3 of the Deed of Proceeds and Priorities;

1.3.3
references to a "regulation" include any present or future regulation, rule, directive, requirement, request or guideline (whether or not having the force of law) of any Government Entity;

1.3.4
words importing the plural shall include the singular and vice versa;

1.3.5
references to a time of day are to the time in London, England, on the relevant day; and

1.3.6
references to a statutory provision shall be deemed to include references to that provision as from time to time replaced, amended and re-enacted.

1.4
References in this Deed to the Facility Agent, the Technical Bank, the General Security Trustee, the Credit Security Trustee, the Facility Security Trustee, any Arranger, any Bank or any Hedging Provider and references to all or any obligations and liabilities of any one or more of those persons shall be strictly construed as references to that person or (as the case may be) those obligations and liabilities of that person solely in its capacity as such.

2      Representations and warranties by each party

  Each of the parties to this Deed represents and warrants (as regards itself only) to each of the other parties to this Deed as follows:

2.1.1
it is duly incorporated and validly existing under the laws of its jurisdiction of incorporation, and has the corporate power and authority to enter into and perform its obligations under this Deed; and

2.1.2
it has power to execute, deliver and perform its obligations under this Deed, and all necessary corporate, shareholder and other action has been duly obtained or taken to authorise the execution, delivery and performance of the same.

3      Effective Time

  The Effective Time shall be the time at which the Facility Agent, acting as agent of the General Security Trustee pursuant to clause 7.18 of the Deed of Proceeds and Priorities, determines in writing that each of the conditions specified in schedule 3 has been fulfilled to its satisfaction.

4      Amendments, clarifications and supplementary provisions

4.1
With effect from the Effective Time or, where indicated in schedule 3, the Ranberger Release Time, the Transaction Documents shall be amended in the manner set out in schedule 3.

4.2
With effect from the Effective Time, the Transaction Documents shall be clarified in the manner set out in schedule 4.

4.3
With effect from the Effective Time or, in the case of paragraph 8 thereof, the date hereof, the Transaction Documents shall be supplemented in the manner set out in schedule 5.

5      Costs and indemnities

5.1
Expenses

  Aurelia Energy shall pay to each of the Beneficiaries, on a full and unqualified indemnity basis, on demand by that Beneficiary, all and any Losses:

5.1.1
paid, suffered or incurred by that Beneficiary in connection with the negotiation, preparation, execution, completion and, where relevant, registration of this Deed and the Topsides Documents (or any of them) and of any amendment of, or the granting of any waiver or consent under or pursuant to, this Deed and the Topsides Documents (or any of them) together with interest at the Default Rate, in each case, from the date of that demand to the date of payment (after as well as before judgment); and

5.1.2
paid, suffered or incurred by that Beneficiary, or by any manager, agent, officer or employee for whose liability, act or omission that Beneficiary may be answerable, in contemplation of, or otherwise in connection with, the exercise, enforcement or preservation of all or any rights, interests, powers and remedies of that Beneficiary under or pursuant to this Deed and the Topsides Documents (or any of them) together with interest at the Default Rate, in each case, from the date of that demand to the date of payment (after as well as before judgment).

5.2
Value added tax

  All amounts payable pursuant to this clause 8 shall be paid together with any value added tax or similar tax (if any) properly chargeable thereon.

5.3
Stamp and other duties

  Aurelia Energy shall pay all stamp, documentary, registration or other like duties or taxes (including any duties or taxes payable by any Beneficiary) imposed on or in connection with this Deed and the Topsides Documents (or any of them) and shall indemnify each of the Beneficiaries against any Losses paid, suffered or incurred by any of them by reason of any delay or omission by Aurelia Energy to pay such duties or taxes.

6      Further assurance

  Each of the parties to this Deed covenants with the other parties hereto that it will (at no expense to any Beneficiary and at the cost and expense of Aurelia Energy) from time to time execute, sign, perfect, do and (if required) file, record, register and enrol every further deed, assurance, agreement, instrument, act and thing which such other party may reasonably require for the purposes of effecting and/or perfecting the reassignments, discharges and releases contemplated by this Deed.

7      Law and jurisdiction

7.1
Law

  This Deed is governed by, and shall be construed in accordance with, the laws of England and Wales.

7.2
Submission to jurisdiction

  For the benefit of the General Security Trustee and each other Beneficiary, each of LBV, RBV, Ranberger, Aurelia Energy, BHB, the Lessor's Agent, PPC, BH, Bluewater Energy and the Bluewater Agent and each Standby Purchaser irrevocably and unconditionally agrees that any legal action or proceeding arising out of or in connection with this Deed may be brought in the English courts, which shall have jurisdiction to settle or determine any dispute or claim arising out of or in connection with this Deed, and irrevocably and unconditionally submits to the exclusive jurisdiction of the English courts.

7.3
Process agents

  Each of LBV and RBV irrevocably and unconditionally designates, appoints and empowers Norose Notices Limited at the address of its registered office for the time being (presently of Kempson House, Camomile Street, London EC3A 7AN, England) (marked for the attention of the Director of Administration, reference AJBD/AA51820), and each of Ranberger, Aurelia Energy, BHB, the Lessor's Agent, BH, Bluewater Energy and the Bluewater Agent and each Standby Purchaser irrevocably and unconditionally designates, appoints and empowers WFW Legal Services Limited at the address of its registered office for the time being (presently of 15 Appold Street, London EC2A 2HB, England), in each case to receive, for it and on its behalf, service of process issued out of the English courts in any legal action or proceeding arising out of or in connection with this Deed.

7.4
Non exclusivity

  The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of the General Security Trustee or any other Beneficiary to take any legal action or proceeding against any of LBV, RBV, Ranberger, Aurelia Energy, BHB, the Lessor's Agent, PPC, BH, Bluewater Energy, the Bluewater Agent or any Standby Purchaser in any other court of competent jurisdiction nor shall the taking of any legal action or proceeding in any one or more jurisdictions preclude the taking of any legal action or proceeding in any other jurisdiction, whether concurrently or not.

7.5
Proceedings against the Beneficiaries

  Each of LBV, RBV, Ranberger, Aurelia Energy, BHB, the Lessor's Agent, PPC, BH, Bluewater Energy and the Bluewater Agent and each Standby Purchaser agrees that only the English courts and not those of any other jurisdiction shall have jurisdiction to settle and determine any dispute or claim which any of LBV, RBV, Ranberger, Aurelia Energy, BHB, the Lessor's Agent, PPC, BH, Bluewater Energy, the Bluewater Agent or any Standby Purchaser may have against the General Security Trustee or any other Beneficiary arising out of or in connection with this Deed.

8      Miscellaneous

8.1
Transaction Documents

  It is agreed by each of the parties hereto that this Deed is:

8.1.1
a Facility Document and a Transaction Document and is supplemental to the Deed of Proceeds and Priorities. Accordingly, all references in any Transaction Document or any Transfer Certificate to the Deed of Proceeds and Priorities (howsoever referred to) shall include a reference to this Deed; and

8.1.2
a Lease Document under and as defined in each of the Uisge Gorm Head Lease, the Glas Dowr Head Lease, the Bleo Holm Topsides Head Lease and the Additional Head Lease respectively.

8.2
Consent—Topsides Documents

  Each of the parties hereto hereby expressly, in each case, for all purposes of the Transaction Documents and to the extent that such consent is required, with effect from the Effective Time, acknowledges and consents to:

8.2.1
the entry into by each of the parties hereto of each of the Topsides Documents to which it is, or is to be, a party; and

8.2.2
the transactions contemplated by each of the Topsides Documents,

  and expressly waives all or any breaches of the terms of the Transaction Documents which would otherwise occur as a result of any of the foregoing matters.

8.3
Authority and instructions

  Each of (a) the Facility Beneficiaries hereby authorises and instructs each of the Facility Agent, the Technical Bank and the Facility Security Trustee, (b) the Credit Beneficiaries hereby authorises and instructs the Credit Security Trustee, and (c) the Beneficiaries hereby authorises and instructs the General Security Trustee, in each case, to enter into, execute and deliver this Deed and each of the Topsides Documents to which the Facility Agent, the Technical Bank, the Facility Security Trustee, the General Security Trustee or, as the case may be, the Credit Security Trustee is to be a party and all other documents and instruments (including, without limitation, any further documents or instruments which amend or waive any breach of, or default under, or otherwise excuse any performance of, or give any consent under, any provision of any Transaction Document) which may be reasonably requested by the Lessor or the Bluewater Agent in connection with all or any of the matters referred to in this Deed and which are acceptable to the Facility Agent, the Technical Bank, the Facility Security Trustee, the General Security Trustee or, as the case may be, the Credit Security Trustee.

8.4
No implied waivers, remedies cumulative

  Except as otherwise expressly provided in this Deed, no failure or delay on the part of any party hereto to exercise any power, right or remedy under this Deed shall operate as a waiver thereof, nor shall any single or partial exercise by such party of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. The remedies provided in this Deed are cumulative and are not exclusive of any remedies provided by law.

8.5
No partnership

  This Deed shall not, and shall not be construed so as to, constitute a partnership between the parties or any of them.

8.6
Secured Obligations

  Nothing contained in this Deed shall, as between any Obligor and the Beneficiaries (or any of them), affect or prejudice any powers, rights or remedies of any Beneficiary against any Obligor in respect of any of the Secured Obligations. Nothing contained in this Deed shall, as between any Obligor and the Facility Beneficiaries (or any of them), affect or prejudice any powers, rights or remedies of any Facility Beneficiary against any Obligor in respect of any of the Facility Obligations. Nothing contained in this Deed shall, as between any Obligor and the Credit Beneficiaries (or any of them), affect or prejudice any powers, rights or remedies of any Credit Beneficiary against any Obligor in respect of any of the Credit Obligations.

8.7
Counterparts

  This Deed may be entered into in the form of two or more counterparts, each executed by one or more of the parties hereto, and, provided all the parties hereto shall so execute this Deed, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument.

8.8
English language

  All certificates, instruments and other documents to be delivered under or supplied in connection with this Deed shall be in the English language or shall be accompanied by a certified English translation upon which the recipient shall be entitled to rely.

8.9
Severability of provisions

  Each of the provisions of this Deed is severable and distinct from the others and if at any time one or more of those provisions is or becomes invalid, illegal or unenforceable under the laws of any jurisdiction neither the validity, legality and enforceability of the remaining provisions of this Deed nor the validity, legality and enforceability of those provisions in any other jurisdiction shall in any way be affected or impaired thereby.

8.10
Assignees and pledgees

  Each party hereto which is an assignee and/or pledgee of the rights of any other party hereto agrees that, as such assignee and/or pledgee, it shall be bound by any restrictions on the exercise of those rights imposed on the assignor and/or pledgor by any provision of this Deed.

8.11
Deed of Proceeds and Priorities

        The provisions of each of clauses 20, 23, 24 and 27 of the Deed of Proceeds and Priorities shall be deemed incorporated mutatis mutandis in this Deed as if all references therein to "this Deed" were references to this Deed.

IN WITNESS whereof this Deed has been duly executed as a deed and delivered the day and year first above written.

Schedule 1
Definitions

"Credit Agreement Supplemental Agreement" means the credit agreement supplemental agreement dated of even date herewith and made between the Bluewater Agent and the Facility Agent;

"Deed of Proceeds and Priorities" means the trust deed and deed of proceeds and priorities dated 28 January 2003 between (1) the banks and financial institutions listed in schedule 1 thereto, (2) Barclays Bank PLC, acting through its investment banking division, Barclays Capital, as arranger, (3) Fortis Bank (Nederland) N.V., as arranger, (4) ING Bank N.V., as arranger, (5) ING Bank N.V., as facility agent, (6) Barclays Bank PLC, acting through its investment banking division, Barclays Capital, as technical bank, (7) Barclays Bank PLC, as general security trustee, (8) Barclays Bank PLC, as credit security trustee, (9) Barclays Bank PLC, as facility security trustee, (10) Bluewater Holding B.V., Bluewater Energy Services B.V., Bluewater Offshore Production Systems Limited, Bluewater (Haewene Brim) N.V., Bluewater (Munin) N.V., Ranberger Holding N.V., Luludia Asset Finance B.V. and Refugio B.V., as borrowers and security parties, (11) Aurelia Energy N.V., Bluewater (Bleo Holm) N.V., Bluewater (Floating Production) Limited, Bluewater (Glas Dowr) N.V., Bluewater (Malta) Limited, Bluewater (New Hull) N.V., Bluewater (UK) Limited, Bluewater Energy N.V., Bluewater Equipment Leasing Limited, Bluewater Offshore Productions Systems N.V., Bluewater Operations (UK) Limited, Bluewater Terminal Systems N.V., Bluewater Norway ANS, Lufeng Development Company ANS, Pierce Production Company Limited, Bluewater Brasil Ltda., Bluewater Floating Productions B.V., Bluewater International B.V., Bluewater Offshore Production Systems Nigeria Limited, Bluewater Offshore Productions System (USA) Inc., Bluewater Services (UK) Limited and Bleo Holm Standby Purchaser N.V., as guarantors and security parties, (12) Bluewater Energy Services B.V., as Bluewater agent, (13) Hill Samuel Leasing (No. 4) Limited, as lessor, (14) Alice Exploration Foundation, Ariel Exploration Foundation and Asterix Exploration Foundation, as Standby Purchasers, (15) ING Bank N.V., acting through its Amsterdam head office, as equipment account bank, and (16) ING Bank N.V., acting through its Amsterdam head office, as security trustee account bank, as from time to time amended and supplemented;

"Effective Time" means the time determined in accordance with clause 3;

"Haewene Brim Standby Purchaser" means Ola Dunk II Foundation;

"Intertrust (Antilles)" means Intertrust (Antilles) N.V.;

"Intertrust (Curaçao)" means Intertrust (Curaçao) N.V;

"Ranberger Release Time" has the meaning given thereto in paragraph 8(l) of schedule 5;

"Topsides Documents" means each of the documents listed in Appendix A to this schedule 1.

Appendix A
Document List

(Italics denote that the relevant document will be issued only on closing)

	Document	Parties
A	Transfer of title: Ranberger to Lessor
1.	Sale Agreement, dated 8 April	(1) Ranberger (2) Lessor (3) BHB as Lessor's Agent
2.	Sale Date Memorandum	(1) Ranberger (2) Lessor (3) BHB as Lessor's Agent
3.	Certificate of Deviating Condition (Topsides)	(1) BHB
B	Topsides lease documents
4.	Lease, dated 8 April 2003	(1) Lessor (2) PPC (3) Bluewater Energy
5.	Acceptance Certificate	(1) PPC (2) Lessor
6.	Addendum No. 1 to the Haewene Brim Topsides' Charter, dated 7 April 2003	(1) Ranberger (2) PPC
C	Lessor security
7.	Restated Guarantee, together with related Deed of Restatement, dated as of 8 April 2003	(1) Aurelia Energy (2) Bluewater Energy (3) BH (4) Lessor
8.	First Deposit Deed, dated 8 April 2003	(1) Bluewater Energy (2) Lloyds (3) Lessor
9.	Second Deposit Deed, dated 8 April 2003	(1) Bluewater Energy (2) Lloyds (3) Lessor
10.	Holding Account Deed, dated 8 April 2003	(1) Bluewater Energy (2) Lloyds (3) Lessor
11.	Deed of Release and Reassignment — existing Holding Account Deed -dated 8 April 2003	(1) Lessor (2) Bluewater Energy (3) Lloyds
12.	Contingency Account Deed, dated 8 April 2003	(1) PPC (2) Lloyds (3) Lessor

13.	Forex Indemnity Letter	(1) Lessor (2) PPC (3) Aurelia Energy
14.	Rent Account Deed	(1) PPC (2) Lloyds (3) Lessor
15.	Letter of Credit, dated 8 April 2003	(1) BNS (2) Lessor
16.	Effective Date Notice (Letter of Credit)	(1) BNS
D	L/C documents
17.	Reimbursement Agreement, dated 8 April 2003	(1) BH (2) BNS
18.	Deposit Agreement and Deposit Charge, dated 8 April 2003	(1) BNS (2) BH
19.	L/C Guarantee, dated 8 April 2003	(1) Aurelia Energy (2) BNS
E	Standby documents
20.	Standby Put Option Deed, dated 8 April 2003	(1) Lessor (2) Haewene Brim Standby Purchaser
21.	Standby Lease Agreement, dated 8 April 2003	(1) Haewene Brim Standby Purchaser (2) BH (3) PPC
22.	Standby Sub-Lease Agreement, dated 8 April 2003	(1) BH (2) PPC
F	Additional Lessor/Bluewater documents
23.	Lloyds Support Letter to Bluewater	(1) Lloyds (2) Aurelia Energy (3) PPC
24.	Risk Transfer Agreement, dated 8 April 2003	(1) BH (2) PPC
25.	Protocol Agreement, dated 8 April 2003	(1) Lessor (2) Bluewater Agent (3) LBV (4) RBV
26.	Contribution Agreement, dated 7 April 2003	Borrowers and Guarantors under the RCF who are Aurelia Group Members (as defined in the RCF)
G	Bank documents
27.	Lloyds Guarantee to the Banks	(1) Lloyds (2) Credit Security Trustee

28.	Recognition of Rights Deed
(1) General Security Trustee
(2) Credit Security Trustee
(3) BHB
(4) Lessor's Agent
(5) PPC
(6) Bluewater Energy
(7) BH
(8) Bluewater Agent
(9) Lessor
(10) Haewene Brim Standby Purchaser
(11) Bleo Holm Topsides Standby Purchaser
(12) Glas Dowr Standby Purchaser
(13) Uisge Gorm Standby Purchaser
(14) Equipment Account Bank
(15) Security Trustee Account Bank
29.	Credit Agreement Supplemental Agreement	(1) Facility Agent (2) Bluewater Agent
30.	Standby Purchaser DPP Supplemental Deed	(1) Haewene Brim Standby Purchaser (2) General Security Trustee
31.	Lessor's Agent DPP Supplemental Deed	(1) BHB as Lessor's Agent (2) General Security Trustee
32.	Lessor's Agent General Assignment Supplemental Deed	(1) BHB as Lessor's Agent (2) General Security Trustee
33.	Standby Purchaser Assignment	(1) Haewene Brim Standby Purchaser (2) General Security Trustee
34.	Covenant to Pay	(1) Haewene Brim Standby Purchaser (2) General Security Trustee
35.	Standby Purchaser Account Charge	(1) General Security Trustee (2) Haewene Brim Standby Purchaser (3) Assigned Account Bank
36.	Standby Purchaser Instructing Parties Letter	(1) Intertrust (Antilles) (2) Intertrust (Curaçao) (3) General Security Trustee (4) BH
37.	Notices of Assignment of Insurances, with Loss Payable Clauses	(1) General Security Trustee (2) BHB (3) PPC (4) Lessor (5) Haewene Brim Standby Purchaser
38.	Partial Release of BHB Mortgage (Topsides)	(1) General Security Trustee
H	Enterprise documents

39.	Restated Quiet Enjoyment Letter (Banks)	(1) Facility Agent (2) Enterprise (3) PPC (4) BHB (5) Haewene Brim Standby Purchaser (6) Aurelia Energy
40.	Quiet Enjoyment Letter (Lessor)	(1) Lessor (2) Enterprise (3) PPC (4) BHB (5) Aurelia Energy (6) BH (7) Haewene Brim Standby Purchaser (8) Facility Agent
41.	Letter Agreement to the Enterprise Field Contract	(1) Enterprise (2) PPC (3) BHB (4) Ranberger (5) Aurelia Energy (6) BH (7) Haewene Brim Standby Purchaser
42.	Deed of Amendment and Restatement (restated Quiet Enjoyment Letter (Banks))	(1) Enterprise (2) PPC (3) BHB (4) Aurelia Energy (5) Haewene Brim Standby Purchaser (6) Facility Agent
43.	Guarantee Confirmation	(1) Aurelia Energy (2) BH (3) Enterprise
I	Tax side letters
44.	Tax Consultation Side Letter dated 8 April 2003	(1) Lessor (2) PPC
45.	Rate of Writing Down Allowances Side Letter dated 8 April 2003	(1) Lessor (2) PPC
46.	Indexation Relief Side Leter dated 8 April 2003	(1) Lessor (2) PPC
47.	Pooling Benefits Side Letter	(1) Lessor (2) PPC (3) LBV (4) RBV (5) BOPS (6) Bluewater Energy

48.	Excluded Obligations Letter	(1) Lessor (2) Bluewater Energy (3) Bluewater Agent (4) RBV (5) LBV (6) PPC
49.	Mawson Letter	(1) Lessor (2) PPC (3) RBV (4) LBV (5) BML
J	Bleo Holm documents
50.	Partial Release of BBH Mortgage (Bleo Holm Topsides)	(1) General Security Trustee
51.	Certificate of Deviating Condition (Bleo Holm Topsides)	(1) BBH

Schedule 2
Documents and evidence required as conditions precedent (Beneficiaries)
(referred to in clause 3)

1      Corporate documents

1.1
Constitutive Documents

  Copies of the Constitutive Documents of each Obligor other than the Lessor who is a party to a Topsides Document (the "Relevant Obligors"), certified (in a certificate dated no earlier than fourteen (14) days prior to the date of this Deed) by an officer of that Relevant Obligor as:

  (i)
  being true, correct and complete;

  (ii)
  not having been amended, modified or revoked; and

  (iii)
  being in full force and effect;

1.2
Corporate authorisations

  Copies of the resolutions of the directors and, where required by the laws of any Relevant Jurisdiction in relation to that Relevant Obligor, the stockholders of each Relevant Obligor approving those Topsides Documents to which that Relevant Obligor is, or is to be, a party and authorising the entry into, execution and delivery thereof and the performance of that Relevant Obligor's obligations thereunder, certified (in a certificate dated no earlier than fourteen (14) Banking Days prior to the date of this Deed) by an officer of that Relevant Obligor as:

  (i)
  being true, complete and correct;

  (ii)
  being duly passed at meetings of the directors of that Relevant Obligor, and, where required by the laws of any Relevant Jurisdiction in relation to that Relevant Obligor, of the stockholders of that Relevant Obligor, duly convened and held;

  (iii)
  not having been amended, modified or revoked; and

  (iv)
  being in full force and effect;

1.3
Specimen signatures

  Copies of the signatures of each of the persons who have been authorised on behalf of each Relevant Obligor to sign those Topsides Documents to which that Relevant Obligor is, or is to be, a party and to give notices and communications, including notices of drawing, under or in connection with those Topsides Documents, certified (in a certificate dated no earlier than fourteen (14) Banking Days prior to the date of this Deed) by an officer of that Relevant Obligor as being the true signatures of those persons;

1.4
Certificate of incumbency

  A list of the directors and other officers of each Relevant Obligor specifying the names and positions of those persons, certified (in a certificate dated no earlier than fourteen (14) Banking Days prior to the date of this Deed) by an officer of that Relevant Obligor to be true, complete and up to date;

1.5
Lessor

  In relation to the Lessor, each of the documents referred to in the foregoing paragraphs and in paragraph 2 below to the extent that, and in substantially the same form as, provided in connection with the Transaction Documents; and

1.6
Lloyds

  Evidence of the authority of Lloyds to issue the Lloyds Bank Guarantee and evidence of the authority of the signatories thereto to execute and deliver the same.

2      Consents

  Consents and approvals

  A certificate (dated no earlier than fourteen (14) Banking Days prior to the date of this Deed) by an officer of that Relevant Obligor that no consents, authorisations, licences or approvals of, or registrations or declarations with, any Government Entity are required by that Relevant Obligor to authorise, or otherwise in connection with, the execution, delivery, entry into, validity, enforceability, priority or admissibility in evidence of, or the performance by that Relevant Obligor of its obligations under, those Topsides Documents to which that Relevant Obligor is, or is to be, a party.

3      Documents

  Topsides Documents

  An original duly executed copy of each of the Topsides Documents, excluding any Topsides Document which is not entered into at or prior to the Effective Time in respect of which the Credit Security Trustee determines (in its absolute discretion) that the absence of such Topsides Document being entered into does not and will not adversely affect all or any of the rights and interests of the Credit Beneficiaries or any of them.

4      Insurances

4.1
Insurances

  Evidence that the Equipment and each part thereof is insured in accordance with the provisions of the Additional Head Lease and the Facility Documents (except to the extent that those provisions may, pursuant to clause 12.4, be amended or waived in connection with all or any of the matters referred to in this Deed) and that all requirements of the Additional Head Lease and the Facility Documents (except to the extent that those requirements may, pursuant to clause 12.4, be amended or waived in connection with all or any of the matters referred to in this Deed) in relation to that insurance have been complied with (including, without limitation, confirmation from each protection and indemnity association or other insurer with which the Equipment and each part thereof is, or is to be, entered for insurance or insured against protection and indemnity risks (including oil pollution risks) that all necessary declarations required by the association or insurer for the removal of any oil pollution exclusion have been made and that any such exclusion does not apply to the Equipment or any part thereof); and

4.2
Insurance opinion

  An opinion from the Insurance Consultant in relation to the insurances effected or to be effected in respect of the Equipment and each part thereof.

5      Equipment

5.1
Ownership

  Evidence that title to the Equipment has been transferred to the Additional Equipment Lessor in accordance with the terms of the Additional Sale and Conversion Agreement; and

5.2
Encumbrances

  Evidence that no Encumbrances are registered against the Haewene Brim Vessel or any part thereof except the BHB Mortgage.

6      Third parties

6.1
Consents

  Evidence that each party (other than the parties to this Deed) to the Topsides Documents and each party (other than the parties to this Deed) to the Assigned Documents in relation to the Haewene Brim Topsides has given every consent, approval or waiver that is required from it in respect of the transactions contemplated by the Topsides Documents; and

6.2
Conditions precedent

  Evidence that all conditions to the obligations of the parties to the Topsides Documents to which it is party under and pursuant to those Topsides Documents (except, if applicable, the release, reassignment, consent and amendments to be given and effected under this Deed) have been satisfied in full or unconditionally and irrevocably waived, that no Insolvency Event has occurred in relation to any such party or, if any has, any consequence of that Insolvency Event does not, and may not, in the opinion of the Facility Agent, have a material adverse effect on the ability of the Obligors to satisfactorily perform their respective obligations under the Facility Documents and will not, and may not, result in the occurrence of any Default and that the Effective Time has occurred under and as defined in the Additional Sale and Conversion Agreement.

7      Accounts

        Evidence that the Additional Assigned Account of the Haewene Brim Standby Purchaser and the Equipment Account in relation to the Additional Equipment Lessor has been opened.

8      Opinions

8.1
Netherlands opinion

  An opinion of Norton Rose Amsterdam, special legal advisers in The Netherlands to the Credit Beneficiaries;

8.2
Netherlands Antilles opinion

  An opinion of Smeets Thesseling Van Bokhorst Spigt, special legal advisers in The Netherlands Antilles to the Credit Beneficiaries;

8.4
English opinion

  An opinion of Norton Rose, special legal advisers in England to the Credit Beneficiaries;

8.6
Further opinions

  Such further opinions as may be required by the Credit Security Trustee.

9      Process agents

        A copy, certified as a true copy by that Obligor's solicitors or by such other person as may be acceptable to the Facility Agent, of a letter from each Obligor's (other than those Obligors incorporated under the laws of England and Wales) process agent for service of proceedings accepting its appointment under each of the Topsides Document in which it is or is to be appointed as that Obligor's process agent.

10    Registration

        Such statutory forms duly signed by all or any of the Obligors as may be required to perfect the security contemplated by the Topsides Documents.

Schedule 3
Amendments

A     Definitions

        In each of schedule 2 to the Deed of Proceeds and Priorities and schedule 9 to the Credit Agreement:

1
The following definitions shall be deleted: Haewene Brim Topsides, Haewene Brim Topsides Financial Schedule and Haewene Brim Topsides Lease, and each reference in the Transaction Documents to any of those definitions shall be disregarded.

2
With effect from the Ranberger Release Time, the following definitions shall be deleted: Ranberger Advance, Ranberger Credit, Ranberger Excluded Assigned Property, Ranberger Liabilities, Ranberger Obligations, Ranberger Outstanding Indebtedness and Ranberger Owner, and each reference in the Transaction Documents to any of those definitions shall be disregarded.

3
The following definitions shall be inserted:

  "Haewene Brim Topsides" has the meaning attributed to the expression "Equipment" in the Haewene Brim Topsides Sale Agreement;

  "Haewene Brim Topsides Credit" means, at any time, the principal amount of the Advance drawn down by BH pursuant to paragraph 8 of schedule 5 to the Haewene Brim Topsides Deed of Consent, less the aggregate of all amounts received by the Facility Agent and applied in repayment of that amount pursuant to clause 4.2 of the Credit Agreement;

  "Haewene Brim Topsides Credit Agreement Supplemental Agreement" means the credit agreement supplemental agreement dated [    ] 2003 between the Bluewater Agent and the Facility Agent, in relation to the Haewene Brim Topsides;

  "Haewene Brim Topsides Deed of Consent" means the deed of consent and amendment dated [    ] 2003 and made between, amongst others, certain of the parties to the Deed of Proceeds and Priorities, in relation to the Haewene Brim Topsides;

  "Haewene Brim Topsides Head Lease" means the Additional Head Lease (as defined in the Haewene Brim Topsides Credit Agreement Supplemental Agreement);

  "Haewene Brim Topsides Outstanding Indebtedness" means, at any time, the aggregate of (i) the Haewene Brim Topsides Credit at that time and all interest accrued thereon and all fees then due and payable in relation thereto, and (ii) all other amounts then due and payable by BH and/or PPC to the Facility Beneficiaries or any of them under and pursuant to the Facility Documents or any of them, to the extent that such amounts relate to the Haewene Brim Topsides;

  "Haewene Brim Topsides Risk Transfer Agreement" means the risk transfer agreement dated 8 April 2003 between BH and PPC, in relation to the Haewene Brim Topsides;

  "Haewene Brim Topsides Sale Agreement" has the meaning attributed to the expression "Additional Sale and Conversion Agreement" in the Haewene Brim Topsides Credit Agreement Supplemental Agreement;"

4
Paragraph (a)(C) of the definition of Assigned Property shall be deleted in its entirety.

5
Part (v) of the definition of Liabilities shall be deleted in its entirety and the other parts of that definition shall be renumbered accordingly.

6
With effect from the Ranberger Release Time, in the definition of Limited Recourse Company, the word "Ranberger," shall be deleted.

7
Paragraph (vii) of the definition of Payment Documents shall be deleted and replaced with the following: "(vii) in relation to the Haewene Brim Topsides, the Haewene Brim Topsides Risk Transfer Agreement and the Haewene Brim Topsides Deed of Consent, and"

8
Paragraph (vii) of the definition of Sub-Lease shall be deleted and replaced with the following: "(vii) In relation to the Haewene Brim Topsides, the Haewene Brim Topsides Head Lease, and"

9
Each reference in the Transaction Documents to the Haewene Brim Quiet Enjoyment Letter shall be deemed to be a reference to the document listed at paragraph 39 of Appendix A to schedule 1.

10
Each reference in the Transaction Documents to the Haewene Brim Recognition of Rights Agreement shall be deemed to be a reference to the document listed at paragraph 28 of Appendix A to schedule 1.

B     Credit Agreement

1
Clause 4.2.7(iii) of the Credit Agreement shall be deleted and replaced with the following:

  "(iii) All amounts received from BH, by way of on-payment of amounts received by BH from PPC pursuant to the Haewene Brim Topsides Risk Transfer Agreement and/or paragraph 7 of schedule 5, shall be treated as having been applied against that part of the amounts referred to in the foregoing paragraphs which form part of Haewene Brim Topsides Outstanding Indebtedness and, in the case of the amounts referred to in clause 4.2.5, in or towards payment of the Haewene Brim Topsides Credit and that proportion of any amount prepaid pursuant to clause 2.8.1, clause 2.8.4 or clause 2.8.8 which the amount of the Haewene Brim Topsides Credit at the time of prepayment bears to the amount of the Credit (other than L/C Undrawn Advances, if any) at that time and any amount prepaid pursuant to clause 2.8.2 or clause 2.8.5 as a result of any disposal of the Haewene Brim Topsides, a Total Loss in relation to the Haewene Brim Topsides or, as the case may be, the expiration or other termination of the Payment Documents in relation to the Haewene Brim Topsides shall be treated as having been applied in or towards repayment of the Haewene Brim Topsides Credit."

2
With effect from the Ranberger Release Time, clause 4.5.3 of the Credit Agreement shall be deleted in its entirety and the heading of clause 4.5 of the Credit Agreement shall be amended accordingly.

3
With effect from the Ranberger Release Time, part (iii) of the proviso to clause 21.4 of the Credit Agreement shall be deleted in its entirety.

4
Clause 22.9 of the Credit Agreement shall be deleted and replaced with the following:

5
"22.9 Each of BH and PPC hereby authorises the Facility Agent (to the exclusion of BH and PPC) to make any calculation pursuant to paragraph 7 of schedule 5."

C     Deed of Proceeds and Priorities

1
With effect from the Ranberger Release Time, in clause 11.2.5 of the Deed of Proceeds and Priorities, the words "and the Ranberger Liabilities at that time" and the words "and Ranberger" (in each place in which those words appear) and the words "and the amount of the Ranberger Liabilities at that time" shall each be deleted.

D     PPC Account Charge

1
Part (ii) of clause 7.2 of the PPC Account Charge shall be deleted and replaced with the following:

  "(ii) By transfer to the BH Assigned Account, the amount or amounts then due and payable by the Pledgor under and pursuant to the Haewene Brim Topsides Risk Transfer Agreement and/or the Haewene Brim Topsides Deed of Consent (or, if less, the balance of the Account Receivables at that time in relation to the Account),"

2
The penultimate paragraph of clause 7.2 of the PPC Account Charge shall be deleted and replaced with the following:

  "The Pledgor covenants to the Pledgee that it will pay to the BH Assigned Account all amounts payable by it to BH under and pursuant to the Haewene Brim Topsides Risk Transfer Agreement and/or the Haewene Brim Topsides Deed of Consent."

E     Protocol Agreement

1
In clause 11.4 of the document listed at paragraph 25 of Appendix A to schedule 1 (the Protocol Agreement), the words from "WFW Legal....." to and including "London EC2A 2HB" shall be deleted and replaced with "Norose Notices Limited at the address of its registered office for the time being (presently of Kempson House, Camomile Street, London EC3A 7AN, England) (marked for the attention of the Director of Administration, reference AJBD/AA51820)".

2
In clause 11.5 of the document listed at paragraph 25 of Appendix A to schedule 1 (the Protocol Agreement), the words from "WFW Legal....." to and including "London EC2A 2HB" shall be deleted and replaced with "Norose Notices Limited at the address of its registered office for the time being (presently of Kempson House, Camomile Street, London EC3A 7AN, England) (marked for the attention of the Director of Administration, reference AJBD/AA51820)".

F      Standby Put Option Deed

        The document listed at paragraph 20 of Appendix A to schedule 1 (the Standby Put Option Deed) shall be amended as follows:

1
In clause 2.1, the words "and, to the extent applicable, any Equipment Rights" shall be inserted after the words "the Haewene Brim Equipment".

2
In clause 2.3, the words "and, to the extent applicable, the Equipment Rights" shall be inserted after the words "the Haewene Brim Equipment".

3
In clause 1.2, the following definition shall be inserted:

4
"Equipment Rights" has the meaning attributed thereto in the Sale Agreement;"

5
In clause 3.1, the words "and, to the extent applicable, any Equipment Rights" shall be inserted after the words "the Haewene Brim Equipment" and the word "(a)" shall be deleted.

6
In clause 3.2.6, the words "and, to the extent applicable, any Equipment Rights, in each case" shall be inserted after the words "the Sale Agreement".

7
In clause 3.2.5, the words "other than Lessor's Liens" shall be inserted at the end.

8
In clause 3.2.7, the words "other than in respect of any breach by the Lessor of the warranty referred to in clause 3.2.6" shall be inserted at the end.

Amendments to the Bleo Holm Topsides Head Lease

•
With effect from the date hereof, the front page shall be amended after the words "and as amended by an Amendment Deed dated 28 January 2002" by inclusion of the words "and as further amended by a Third Amendment Agreement dated [    •    ] 2003".

•
With effect from the date hereof, the introductory sentence shall be amended by the replacement of the word "and" in line 1 after "1999" with the word "as" and by the inclusion of the words ", and as further amended by the Third Amendment Agreement dated [    •    ] 2003" after the words "dated 28 January 2002".

•
With effect from the date hereof the Bleo Holm Topsides Head Lease shall be amended in clause 1.1:

(a)
by the inclusion, in the correct alphabetical sequence, of the following new definitions:

    "BHB" means Bluewater (Haewene Brim) N.V., a company incorporated under the laws of the Netherlands Antilles, with company number 88020, having its legal seat in Curaçao, whose registered office is at Landhuis Joochi, Kaya Richard J. Beaujon z/n, Curaçao, the Netherlands Antilles;

    "DPP Supplemental Deeds" means together (i) the deed supplemental to the Deed of Proceeds and Priorities dated [ ] and made between the Haewene Brim Standby Purchaser and the General Security Trustee and (ii) the deed supplemental to the Deed of Proceeds and Priorities dated on or about the date hereof and made between BHB (in its capacity as the Lessor's agent) and the General Security Trustee;

    "Haewene Brim" means the floating production storage and offloading facility "Haewene Brim" registered at the Port of Registry under official number 2001-C-1696 comprising of the Haewene Brim Hull and the Haewene Brim Equipment, to the extent attached to the Haewene Brim Hull from time to time;

    "Haewene Brim Equipment" shall have the meaning attributed to the term "Haewene Brim Equipment" in the Haewene Brim Lease;

    "Haewene Brim Hull" means the tanker "Haewene Brim" (ex "Berge Hugin") purchased by BHB from Navion Hugin AS and Bergesen d.y. Hugin Shipping AS and registered in the name of BHB under the laws and flag of the Flag State but, for the avoidance of doubt, excluding the Haewene Brim Equipment;

    "Haewene Brim Lease" means the lease in relation to the Haewene Brim Equipment dated 8 April 2003 and made between the Lessor, PPC, and Bluewater Energy;

    "Haewene Brim Lease Documents" shall have the meaning attributed to the term "Lease Documents" in the Haewene Brim Lease;

    "Haewene Brim Standby Lease Agreement" shall have the meaning attributed to the term "Standby Lease Agreement" in the Haewene Brim Lease;

    "Haewene Brim Standby Purchaser" means Ola Dunk II Foundation, a stichting formed in the Netherlands Antilles with foundations registry number 4464 whose registered office is at Landhuis Joochi, Kaya Richard J. Beaujon z/n, Curaçao, the Netherlands Antilles;

    "Haewene Brim Transaction Documents" shall have the meaning attributed to the term "Transaction Documents" in the Haewene Brim Lease;

    "PPC" means Pierce Production Company Limited a company incorporated under the laws of England and Wales with company registration number 3492253 whose registered office is at 400 Capability Green, Luton, Bedfordshire, LU1 3L, England;

    "Second Amendment Agreement" means the amendment agreement dated 21 February 2003 and made between the parties to the Amendment Agreement pursuant to which, inter alia, the Credit Agreement, the Glas Dowr Head Lease and the Guarantee were amended;

    "Third Amendment Agreement" means the deed of amendment and consent entered into or, as the context may require, to be entered into between the parties to the Deed of Proceeds and Priorities pursuant to which, inter alia, the parties to the Deed of Proceeds and Priorities consented to the entering into of the Haewene Brim Lease Documents and the Other Leases and certain of the Other Lease Documents were or, as the context may require, are to be amended to reflect the entering into of the Haewene Brim Lease;

  (b)
  by the deletion of the definition of "Bluewater Group" and the replacement thereof by the following definition:

    "Bluewater Group" shall have the meaning attributed to that clause in the Haewene Brim Lease;

    and all references in the Bleo Holm Topsides Head Lease to the "Bluewater Group" shall, with effect from the date of this Deed, be deemed to be references to the Bluewater Group as defined above;

  (c)
  in the definition of "Credit Agreement" by the inclusion of the words "as amended by the Credit Agreement Supplemental Agreement dated [    •    ] and made between the Bluewater Agent and the Facility Agent" after the words "The Bluewater Agent";

  (d)
  in the definition of "Deed of Proceeds and Priorities", by the inclusion of the words ", as amended and supplemented by the DPP Supplemental Deeds" after the words "as security trustee account bank" in the last line;

  (e)
  in the definition of "Deposit Bank", by the replacement of the words "Lloyds Bank Plc" with the words "Lloyds TSB Bank plc";

  (f)
  in the definition of "First Deposit Deed" by the inclusion of the words "as amended by the Third Amendment Agreement" in the third line after the words "in relation to the First Account";

  (g)
  in the definition of "Glas Dowr Head Lease" by the inclusion of the words "and as further amended by the Second Amendment Agreement and by the Third Amendment Agreement" in the last line after the words "28 January 2002";

  (h)
  by the deletion of the definition of "Holding Account" and the replacement thereof by the following definition:

    "Holding Account" means the account number 0753977, sort code 30-00-02 entitled "Bluewater Energy N.V. Uisge Gorm/Glas Dowr/Bleo Holm/Haewene Brim Account" opened or to be opened by Bluewater Energy with the Deposit Bank, the operation of which is to be governed by the Holding Account Deed;

    and all references in the Bleo Holm Topsides Head Lease to the "Holding Account" shall, with effect from the date of this Deed, be deemed to be references to the "Holding Account" defined above;

  (i)
  by the deletion of the definition of "Holding Account Deed" and the replacement thereof by the following definition:

    "Holding Account Deed" means the holding account agreement and deed of assignment and charge entered into or, as the context may require, to be entered into on or about the date of the Haewene Brim Lease between Bluewater Energy, the Lessor and the Deposit Bank in relation to the Holding Account;

    all references in the Bleo Holm Topsides Head Lease to the "Holding Account Deed" shall, with effect from the date of this Deed, be deemed to be reference to the "Holding Account Deed" defined above;

  (j)
  in the definition of "Other Equipment" by the deletion of the word "and" and the replacement thereof by a "," and the inclusion of the words "and the Haewene Brim Equipment" after the words "Glas Dowr";

  (k)
  by the deletion of the definition "Other Lease Documents" and the replacement thereof by the following definition:

    "Other Lease Documents" means together the Uisge Gorm Charter Documents, the Glas Dowr Charter Documents and the Haewene Brim Lease Documents;

    all references in the Bleo Holm Topsides Head Lease to the "Other Lease Documents" shall, with effect from the date of this Deed, be deemed to be references to "Other Lease Documents" as defined above;

  (l)
  by the deletion of the definition of "Other Lease" and the replacement thereof by the following definition:

    "Other Lease" means the Uisge Gorm Head Lease, the Glas Dowr Head Lease and the Haewene Brim Lease;

    all references in the Bleo Holm Topsides Head Lease to the "Other Lease" shall, with effect from the date of this Deed, be deemed to be references to "Other Lease" as defined above;

  (m)
  by the definition of "Reference Banks" and the replacement thereof by the following definition:

    "Reference Banks" means the principal London offices of each of National Westminster Bank plc, Lloyds TSB Bank plc (formerly known as Lloyds Bank Plc), Barclays Bank PLC and HSBC Holdings plc (formerly known as Midland Bank PLC);

    all references in the Bleo Holm Lease to the "Reference Banks" shall, with effect from the date of this Deed, deemed references to the "Reference Banks" defined above;

  (n)
  in the definition of "Second Deposit Deed" by in inclusion of the words "as amended by the Third Amendment Agreement" in the third line after the words "in relation to the Second Account"; and

  (o)
  in the definition of "Uisge Gorm Head Lease" by the inclusion of the words "and as further amended by the Third Amendment Agreement" in the last line after the words "28 January 2002".

•
Amendments to the First Deposit Deed

  With effect from the date hereof the First Deposit Deed shall be amended in clause 1.2:

  (a)
  in the definition of "Head Lease" by the inclusion of the words "as amended by the Third Amendment Agreement dated [    •    ] 2003" after the words "Lessor to BML" in the last line;

  (b)
  by the deletion of the definition of "Holding Account" and the replacement thereof by the following definition:

    "Holding Account" means the account number 0753977, sort code 30-00-02 entitled "Bluewater Energy N.V. Uisge Gorm/Glas Dowr/Bleo Holm/Haewene Brim Account" opened or to be opened by Bluewater Energy with the Deposit Bank, the operation of which is to be governed by the Holding Account Deed;

    and all references in the First Deposit Deed to the "Holding Account" shall, with effect from the date of this Deed, be deemed to be references to the "Holding Account" defined above;

  (c)
  by the deletion of the definition of "Holding Account Deed" and the replacement thereof by the following definition:

    "Holding Account Deed" means the holding account agreement and deed of assignment and charge entered into or, as the context may require, to be entered into on or about the date of the Haewene Brim Lease between Bluewater Energy, the Lessor and the Deposit Bank in relation to the Holding Account;

    all references in the First Deposit Deed to the "Holding Account Deed" shall, with effect from the date of this Deed, be deemed to be reference to the "Holding Account Deed" defined above; and

  (d)
  by the deletion of the definition of "Other Lease" the replacement thereof by the following definition;

    "Other Lease" means each of (i) the head lease in relation to the floating production storage and offloading facility "Uisge Gorm" dated 14 December 1994 and made between the Lessor and Refugio B.V., as the same has been amended and/or restated from time to time, (ii) the head lease in relation to the floating production storage and offloading facility "Glas Dowr" dated 8 August 1996 and made between the Lessor and Ludludia Asset Finance B.V., as the same has been amended and/or restated from time to time, and, (iii) the lease in relation to the topsides processing plant for the floating production storage and offloading facility "Haewene Brim" dated 8 April 2003 and made between the Lessor, Pierce Production Company Limited and Bluewater Energy N.V, as the same has been amended and/or restated from time to time, and "Other Leases" means collectively (i), (ii) and (iii) above.

    all references in the First Deposit Deed to the "Other Lease" shall, with effect from the date of this Deed, be deemed to be references to the "Other Lease" defined above.

•
Amendments to the Second Deposit Deed

  With effect from the date hereof the Second Deposit Deed shall be amended in clause 1.2:

  (a)
  in the definition of "Head Lease" by the inclusion of the words "as amended by the Third Amendment Agreement dated [    •    ] 2003" after the words "Lessor to BML" in the last line;

  (b)
  by the deletion of the definition of "Holding Account" and the replacement thereof by the following definition:

    "Holding Account" means the account number 0753977, sort code 30-00-02 entitled "Bluewater Energy N.V. Uisge Gorm/Glas Dowr/Bleo Holm/Haewene Brim Account" opened or to be opened by Bluewater Energy with the Deposit Bank, the operation of which is to be governed by the Holding Account Deed;

    and all references in the Second Deposit Deed to the "Holding Account" shall, with effect from the date of this Deed, be deemed to be references to the "Holding Account" defined above;

  (c)
  by the deletion of the definition of "Holding Account Deed" and the replacement thereof by the following definition:

    "Holding Account Deed" means the holding account agreement and deed of assignment and charge entered into or, as the context may require, to be entered into on or about the date of the Haewene Brim Lease between Bluewater Energy, the Lessor and the Deposit Bank in relation to the Holding Account;

    all references in the Second Deposit Deed to the "Holding Account Deed" shall, with effect from the date of this Deed, be deemed to be reference to the "Holding Account Deed" defined above; and

  (d)
  by the deletion of the definition of "Other Lease" the replacement thereof by the following definition;

    "Other Lease" means each of (i) the head lease in relation to the floating production storage and offloading facility "Uisge Gorm" dated 14 December 1994 and made between the Lessor and Refugio B.V., as the same has been amended and/or restated from time to time, (ii) the head lease in relation to the floating production storage and offloading facility "Glas Dowr" dated 8 August 1996 and made between the Lessor and Ludludia Asset Finance B.V., as the same has been amended and/or restated from time to time, and, (iii) the lease in relation to the topsides processing plant for the floating production storage and offloading facility "Haewene Brim" dated 8 April 2003 and made between the Lessor, Pierce Production Company Limited and Bluewater Energy N.V, as the same has been amended and/or restated from time to time, and "Other Leases" means collectively (i), (ii) and (iii) above.

    all references in the Second Deposit Deed to the "Other Lease" shall, with effect from the date of this Deed, be deemed to be references to the "Other Lease" defined above.

Amendments to the Glas Dowr Head Lease

•
With effect from the date hereof, the front page shall be amended by the inclusion of the words "and as further amended by a Third Deed of Amendment dated [    •    ] 2003" after the words "dated 28 January 2002" in the last line.

•
With effect from the date hereof, the introductory sentence shall be amended by the replacement of the words "and" in line 1 after the words "27 April, 1998" with a ",", and further by the inclusion of the words, "and as further amended by a Third Amendment Agreement dated [    •    ] 2003" after the words "dated 28 January 2002".

•
With effect from the date hereof the Glas Dowr Head Lease shall be amended in clause 1.2:

(a)
By the inclusion, in the correct alphabetical sequence, of the following new definitions;

    "BHB" means Bluewater (Haewene Brim) N.V., a company incorporated under the laws of the Netherlands Antilles, with company number 88020, having its legal seat in Curaçao, whose registered office is at Landhuis Joochi, Kaya Richard J. Beaujon z/n, Curaçao, the Netherlands Antilles;

    "DPP Supplemental Deeds" means together (i) the deed supplemental to the Deed of Proceeds and Priorities dated [ ] and made between the Haewene Brim Standby Purchaser and the General Security Trustee and (ii) the deed supplemental to the Deed of Proceeds and Priorities dated [ ] and made between BHB (in its capacity as the Lessor's agent) and the General Security Trustee;

    "Haewene Brim" means the floating production storage and offloading facility "Haewene Brim" registered at the Port of Registry under official number 2001-C-1696 comprising of the Haewene Brim Hull and the Haewene Brim Equipment, to the extent attached to the Haewene Brim Hull from time to time;

    "Haewene Brim Equipment" shall have the meaning attributed to the term "Haewene Brim Equipment" in the Haewene Brim Lease;

    "Haewene Brim Hull" means the tanker "Haewene Brim" (ex "Berge Hugin") purchased by BHB from Navion Hugin AS and Bergesen d.y. Hugin Shipping AS and registered in the name of BHB under the laws and flag of the Flag State but, for the avoidance of doubt, excluding the Haewene Brim Equipment;

    "Haewene Brim Lease" means the lease in relation to the Haewene Brim Equipment dated 8 April, 2003 and made between the Lessor, PPC, and Bluewater Energy;

    "Haewene Brim Lease Documents" shall have the meaning attributed to the term "Lease Documents" in the Haewene Brim Lease;

    "Haewene Brim Standby Lease Agreement" shall have the meaning attributed to the term "Standby Lease Agreement" in the Haewene Brim Lease;

    "Haewene Brim Standby Purchaser" means Ola Dunk II Foundation, a stichting formed in the Netherlands Antilles with foundations registry number 4464 whose registered office is at Landhuis Joochi, Kaya Richard J. Beaujon z/n, Curaçao, the Netherlands Antilles;

    "Haewene Brim Transaction Documents" shall have the meaning attributed to the term "Transaction Documents" in the Haewene Brim Lease;

    "PPC" means Pierce Production Company Limited a company incorporated under the laws of England and Wales with company registration number 3492253 whose registered office is at 400 Capability Green, Luton, Bedfordshire, LU1 3L, England;

    "Second Amendment Agreement" means the amendment agreement dated 21 February 2003 and made between the parties to the Amendment Agreement pursuant to which, inter alia, the Credit Agreement, the Glas Dowr Head Lease and the Guarantee were amended;

    "Third Amendment Agreement" means the deed of amendment and consent entered into or, as the context may require, to be entered into between the parties to the Deed of Proceeds and Priorities pursuant to which, inter alia, the parties to the Deed of Proceeds and Priorities consented to the entering into of the Haewene Brim Lease Documents and the Other Leases and certain of the Other Lease Documents were or, as the context may require, are to be amended to reflect the entering into of the Haewene Brim Lease;

  (b)
  in the definition of "Bleo Holm Topsides Head Lease" by the inclusion of the words "as amended by the Third Amendment Agreement" in the last line after the words "conditions therein contained";

  (c)
  by the deletion of the definition of "Bluewater Group" and the replacement thereof by the following definition:

    "Bluewater Group" shall have the meaning attributed to that clause in the Haewene Brim Lease;

    and all references in the Glas Dowr Head Lease to the "Bluewater Group" shall, with effect from the date of this Deed, be deemed to be references to the Bluewater Group as defined above;

  (d)
  in the definition of "Credit Agreement" by the inclusion of the words "as amended by the Credit Agreement Supplemental Agreement dated [    •    ] and made between the Bluewater Agent and the Facility Agent" after the words "The Bluewater Agent";

  (e)
  in the definition of "Deed of Proceeds and Priorities", by the inclusion of the words ", as amended and supplemented by the DPP Supplemental Deeds" after the words "as security trustee account bank" in the last line;

  (f)
  in the definition of "Deposit Bank", by the replacement of the words "Lloyds Bank Plc" with the words "Lloyds TSB Bank plc";

  (g)
  in the definition of "First Deposit Deed" by the inclusion of the words "as amended by the Third Amendment Agreement" in the last line after the words "Deed of Amendment and Restatement";

  (h)
  by the deletion of the definition of "Holding Account" and the replacement thereof by the following definition:

    "Holding Account" means the account number 0753977, sort code 30-00-02 entitled "Bluewater Energy N.V. Uisge Gorm/Glas Dowr/Bleo Holm/Haewene Brim Account" opened or to be opened by Bluewater Energy with the Deposit Bank, the operation of which is to be governed by the Holding Account Deed;

    and all references in the Glas Dowr Head Lease to the Holding Account shall, with effect from the date of this Deed, be deemed to be references to the Holding Account defined above;

  (i)
  by the deletion of the definition of "Holding Account Deed" and the replacement thereof by the following definition:

    "Holding Account Deed" means the holding account agreement and deed of assignment and charge entered into or, as the context may require, to be entered into on or about the date of the Haewene Brim Lease between Bluewater Energy, the Lessor and the Deposit Bank in relation to the Holding Account;

    all references in the Glas Dowr Head Lease to the "Holding Account Deed" shall, with effect from the date of this Deed, be deemed to be reference to the Holding Account Deed defined above;

  (j)
  by the deletion of the definition "Other Charter Documents" and the replacement thereof by the following definition:

    "Other Charter Documents" means together the Uisge Gorm Charter Documents, the Bleo Holm Lease Documents and the Haewene Brim Lease Documents;

    all references in the Glas Dowr Head Lease to the "Other Charter Documents" shall, with effect from the date of this Deed, be deemed to be references to "Other Charter Documents" as defined above;

  (k)
  by the deletion of the definition of "Other Lease" and the replacement thereof by the following definition:

    "Other Lease" means the Uisge Gorm Head Lease, the Bleo Holm Topsides Head Lease and the Haewene Brim Lease;

    and all references in the Glas Dowr Head Lease to the "Other Lease" shall, with effect from the date of this Deed, be deemed to be references to "Other Lease" as defined above;

  (l)
  by the deletion of the definition of "Reference Banks" and the replacement thereof by the following definition:

    "Reference Banks" means the principal London offices of each of National Westminster Bank plc, Lloyds TSB Bank plc (formerly known as Lloyds Bank Plc), Barclays Bank PLC and HSBC Holdings plc (formerly known as Midland Bank PLC);

    all references in the Glas Dowr Lease to the "Reference Banks" shall, with effect from the date of this Deed, deemed references to the "Reference Banks" defined above;

  (m)
  in the definition of "Second Deposit Deed" by in inclusion of the words "as further amended by the Third Amendment Agreement" in the last line after the words "Deed of Amendment"; and

  (n)
  in the definition of "Uisge Gorm Head Lease" by the inclusion of the words "and as further amended by the Third Amendment Agreement" in the last line after the words "28 January 2002";

    •     Amendments to the First Deposit Deed

        With effect from the date hereof the First Deposit Deed shall be amended in clause 1.2:

  (a)
  in the definition of "Head Lease" by the inclusion of the words "and, as amended by the Third Amendment Agreement dated [    •    ] 2003" after the words "Deed of Amendment and Restatement" in the last line;

  (b)
  by the deletion of the definition of "Holding Account" and the replacement thereof by the following definition:

    "Holding Account" means the account number 0753977, sort code 30-00-02 entitled "Bluewater Energy N.V. Uisge Gorm/Glas Dowr/Bleo Holm/Haewene Brim Account" opened or to be opened by Bluewater Energy with the Deposit Bank, the operation of which is to be governed by the Holding Account Deed;

    and all references in the First Deposit Deed to the "Holding Account" shall, with effect from the date of this Deed, be deemed to be references to the "Holding Account" defined above;

  (c)
  by the deletion of the definition of "Holding Account Deed" and the replacement thereof by the following definition:

    "Holding Account Deed" means the holding account agreement and deed of assignment and charge entered into or, as the context may require, to be entered into on or about the date of the Haewene Brim Lease between Bluewater Energy, the Lessor and the Deposit Bank in relation to the Holding Account;

    all references in the First Deposit Deed to the "Holding Account Deed" shall, with effect from the date of this Deed, be deemed to be reference to the "Holding Account Deed" defined above; and

  (d)
  by the deletion of the definition of "Other Lease" the replacement thereof by the following definition;

    "Other Lease" means each of (i) the head lease in relation to the floating production storage and offloading facility "Uisge Gorm" dated 14 December 1994 and made between the Lessor and Refugio B.V., as the same has been amended and/or restated from time to time, (ii) the head lease in relation to the floating production storage and offloading facility "Bleo Holm" dated 29 January 1999 and made between the Lessor, Bluewater Malta Limited and Bluewater Energy, as the same has been amended and/or restated from time to time, and, (iii) the lease in relation to the topsides processing plant for the floating production storage and offloading facility "Haewene Brim" dated 8 April 2003 and made between the Lessor, Pierce Production Company Limited and Bluewater Energy N.V, as the same has been amended and/or restated from time to time, and "Other Leases" means collectively (i), (ii) and (iii) above.

    all references in the First Deposit Deed to the "Other Lease" shall, with effect from the date of this Deed, be deemed to be references to the "Other Lease" defined above.

•
Amendments to the Second Deposit Deed

  With effect from the date hereof the Second Deposit Deed shall be amended in clause 1.2:

  (a)
  in the definition of "Head Lease" by the inclusion of the words "and, as amended by the Third Amendment Agreement dated [    •    ] 2003" after the words "Deed of Amendment and Restatement" in the last line;

  (b)
  by the deletion of the definition of "Holding Account" and the replacement thereof by the following definition:

    "Holding Account" means the account number 0753977, sort code 30-00-02 entitled "Bluewater Energy N.V. Uisge Gorm/Glas Dowr/Bleo Holm/Haewene Brim Account" opened or to be opened by Bluewater Energy with the Deposit Bank, the operation of which is to be governed by the Holding Account Deed;

    and all references in the Second Deposit Deed to the "Holding Account" shall, with effect from the date of this Deed, be deemed to be references to the "Holding Account" defined above;

  (c)
  by the deletion of the definition of "Holding Account Deed" and the replacement thereof by the following definition:

    "Holding Account Deed" means the holding account agreement and deed of assignment and charge entered into or, as the context may require, to be entered into on or about the date of the Haewene Brim Lease between Bluewater Energy, the Lessor and the Deposit Bank in relation to the Holding Account;

    all references in the Second Deposit Deed to the "Holding Account Deed" shall, with effect from the date of this Deed, be deemed to be reference to the "Holding Account Deed" defined above; and

  (d)
  by the deletion of the definition of "Other Lease" the replacement thereof by the following definition;

    "Other Lease" means each of (i) the head lease in relation to the floating production storage and offloading facility "Uisge Gorm" dated 14 December 1994 and made between the Lessor and Refugio B.V., as the same has been amended and/or restated from time to time, (ii) the head lease in relation to the floating production storage and offloading facility "Bleo Holm" dated 29 January 1999 and made between the Lessor, Bluewater Malta Limited and Bluewater Energy, as the same has been amended and/or restated from time to time, and, (iii) the lease in relation to the topsides processing plant for the floating production storage and offloading facility "Haewene Brim" dated 8 April 2003 and made between the Lessor, Pierce Production Company Limited and Bluewater Energy N.V, as the same has been amended and/or restated from time to time, and "Other Leases" means collectively (i), (ii) and (iii) above.

    all references in the Second Deposit Deed to the "Other Lease" shall, with effect from the date of this Deed, be deemed to be references to the "Other Lease" defined above.

Amendments to the Uisge Gorm Head Lease

•
With effect from the date hereof, the front page shall be amended after the words "and as amended by an Amendment Deed dated 28 January 2002" by inclusion of the words "and as further amended by the Third Amendment Agreement dated [    •    ] 2003".

•
With effect from the date hereof, the introductory sentence shall be amended by the inclusion of the words ", and as further amended by the Third Amendment Agreement dated [    •    ] 2003" after the words "dated 28 January 2002" in the last line.

•
With effect from the date hereof the Uisge Gorm Head Lease shall be amended in clause 1.2:

(a)
by the inclusion, in the correct alphabetical sequence, of the following new definitions:

    "BHB" means Bluewater (Haewene Brim) N.V., a company incorporated under the laws of the Netherlands Antilles, with company number 88020, having its legal seat in Curaçao, whose registered office is at Landhuis Joochi, Kaya Richard J. Beaujon z/n, Curaçao, the Netherlands Antilles;

    "DPP Supplemental Deeds" means together (i) the deed supplemental to the Deed of Proceeds and Priorities dated [                        ] and made between the Haewene Brim Standby Purchaser and the General Security Trustee and (ii) the deed supplemental to the Deed of Proceeds and Priorities dated [                        ] and made between BHB (in its capacity as the Lessor's agent) and the General Security Trustee;

    "Haewene Brim" means the floating production storage and offloading facility "Haewene Brim" registered at the Port of Registry under official number 2001-C-1696 comprising of the Haewene Brim Hull and the Haewene Brim Equipment, to the extent attached to the Haewene Brim Hull from time to time;

    "Haewene Brim Equipment" shall have the meaning attributed to the term "Haewene Brim Equipment" in the Haewene Brim Lease;

    "Haewene Brim Hull" means the tanker "Haewene Brim" (ex "Berge Hugin") purchased by BHB from Navion Hugin AS and Bergesen d.y. Hugin Shipping AS and registered in the name of BHB under the laws and flag of the Flag State but, for the avoidance of doubt, excluding the Haewene Brim Equipment;

    "Haewene Brim Lease" means the lease in relation to the Haewene Brim Equipment dated    8 April 2003 and made between the Lessor, PPC, and Bluewater Energy;

    "Haewene Brim Lease Documents" shall have the meaning attributed to the term "Lease Documents" in the Haewene Brim Lease;

    "Haewene Brim Standby Lease Agreement" shall have the meaning attributed to the term "Standby Lease Agreement" in the Haewene Brim Lease;

    "Haewene Brim Standby Purchaser" means Ola Dunk II Foundation, a stichting formed in the Netherlands Antilles with foundations registry number 4464 whose registered office is at Landhuis Joochi, Kaya Richard J. Beaujon z/n, Curaçao, the Netherlands Antilles;

    "Haewene Brim Transaction Documents" shall have the meaning attributed to the term "Transaction Documents" in the Haewene Brim Lease;

    "PPC" means Pierce Production Company Limited a company incorporated under the laws of England and Wales with company registration number 3492253 whose registered office is at 400 Capability Green, Luton, Bedfordshire, LU1 3L, England;

    "Second Amendment Agreement" means the amendment agreement dated 21 February 2003 and made between the parties to the Amendment Agreement pursuant to which, inter alia, the Credit Agreement, the Glas Dowr Head Lease and the Guarantee were amended;

    "Third Amendment Agreement" means the deed of amendment and consent entered into or, as the context may require, to be entered into between the parties to the Deed of Proceeds and Priorities pursuant to which, inter alia, the parties to the Deed of Proceeds and Priorities consented to the entering into of the Haewene Brim Lease Documents and the Other Leases and certain of the Other Lease Documents were or, as the context may require, are to be amended to reflect the entering into of the Haewene Brim Lease;

  (b)
  in the definition of "Bleo Holm Topsides Head Lease" by the inclusion of the words "as amended by the Amendment Agreement and as further amended by the Third Amendment Agreement" in the last line after the words "conditions therein contained";

  (c)
  by the deletion of the definition of "Bluewater Group" and the replacement thereof by the following definition:

    "Bluewater Group" shall have the meaning attributed to that clause in the Haewene Brim Lease;

    and all references in the Uisge Gorm Head Lease to the "Bluewater Group" shall, with effect from the date of this Deed, be deemed to be references to the Bluewater Group as defined above;

  (d)
  in the definition of "Credit Agreement" by the inclusion of the words "as amended and supplemented by the Credit Agreement Supplemental Agreement dated [    •    ] and made between the Bluewater Agent and the Facility Agent" after the words "The Bluewater Agent";

  (e)
  in the definition of "Deed of Proceeds and Priorities", by the inclusion of the words ", as amended and supplemented by the DPP Supplemental Deeds" after the words "28 January 2002" in the second line;

  (f)
  in the definition of "Deposit Bank", by the replacement of the words "Lloyds Bank Plc" with the words "Lloyds TSB Bank plc";

  (g)
  in the definition of "First Deposit Deed" by the inclusion of the words "as amended by the Third Amendment Agreement" in the last line after the words "Amendment and Restatement";

  (h)
  in the definition of "Glas Dowr Head Lease" by the inclusion of the words "and as further amended by the Third Amendment Agreement" in the last line after the words "28 January 2002";

  (i)
  by the deletion of the definition of "Holding Account" and the replacement thereof by the following definition:

    "Holding Account" means the account number 0753977, sort code 30-00-02 entitled "Bluewater Energy N.V. Uisge Gorm/Glas Dowr/Bleo Holm/Haewene Brim Account" opened or to be opened by Bluewater Energy with the Deposit Bank, the operation of which is to be governed by the Holding Account Deed;

    and all references in the Uisge Gorm Head Lease to the "Holding Account" shall, with effect from the date of this Deed, be deemed to be references to the "Holding Account" defined above;

  (j)
  by the deletion of the definition of "Holding Account Deed" and the replacement thereof by the following definition:

    "Holding Account Deed" means the holding account agreement and deed of assignment and charge entered into or, as the context may require, to be entered into on or about the date of the Haewene Brim Lease between Bluewater Energy, the Lessor and the Deposit Bank in relation to the Holding Account;

    all references in the Uisge Gorm Head Lease to the "Holding Account Deed" shall, with effect from the date of this Deed, be deemed to be reference to the "Holding Account Deed" defined above;

  (k)
  by the deletion of the definition "Other Charter Documents" and the replacement thereof by the following definition:

    "Other Charter Documents" means together the Glas Dowr Charter Documents, the Bleo Holm Lease Documents and the Haewene Brim Lease Documents;

    all references in the Uisge Gorm Head Lease to the "Other Charter Documents" shall, with effect from the date of this Deed, be deemed to be references to "Other Charter Documents" as defined above;

  (l)
  by the deletion of the definition of "Other Lease" and the replacement thereof by the following definition:

    "Other Lease" means the Glas Dowr Head Lease, the Glas Dowr Head Lease and the Haewene Brim Lease;

    all references in the Uisge Gorm Topsides Head Lease to the "Other Lease" shall, with effect from the date of this Deed, be deemed to be references to "Other Lease" as defined above;

  (m)
  by the deletion of the definition of "Reference Banks" and the replacement thereof by the following definition:

    "Reference Banks" means the principal London offices of each of National Westminster Bank plc, Lloyds TSB Bank plc (formerly known as Lloyds Bank Plc), Barclays Bank PLC and HSBC Holdings plc (formerly known as Midland Bank PLC);

    all references in the Usige Gorm Lease to the "Reference Banks" shall, with effect from the date of this Deed, deemed references to the "Reference Banks" defined above; and

  (n)
  in the definition of "Second Deposit Deed" by in inclusion of the words "as amended by the Second Amendment Agreement" in the fourth line after the words "in relation to the Second Account";

•
Amendments to the First Deposit Deed

  With effect from the date hereof the First Deposit Deed shall be amended in clause 1.2:

  (a)
  in the definition of "Head Lease" by the inclusion of the words "and, as amended by the Third Amendment Agreement dated [    •    ] 2003" after the words "Deed of Amendment and Restatement" in the last line;

  (b)
  by the deletion of the definition of "Holding Account" and the replacement thereof by the following definition:

    "Holding Account" means the account number 0753977, sort code 30-00-02 entitled "Bluewater Energy N.V. Uisge Gorm/Glas Dowr/Bleo Holm/Haewene Brim Account" opened or to be opened by Bluewater Energy with the Deposit Bank, the operation of which is to be governed by the Holding Account Deed;

    and all references in the First Deposit Deed to the "Holding Account" shall, with effect from the date of this Deed, be deemed to be references to the "Holding Account" defined above;

  (c)
  by the deletion of the definition of "Holding Account Deed" and the replacement thereof by the following definition:

    "Holding Account Deed" means the holding account agreement and deed of assignment and charge entered into or, as the context may require, to be entered into on or about the date of the Haewene Brim Lease between Bluewater Energy, the Lessor and the Deposit Bank in relation to the Holding Account;

    all references in the First Deposit Deed to the "Holding Account Deed" shall, with effect from the date of this Deed, be deemed to be reference to the "Holding Account Deed" defined above; and

  (d)
  by the deletion of the definition of "Other Lease" the replacement thereof by the following definition;

    "Other Lease" means each of (i) the head lease in relation to the floating production storage and offloading facility "Glas Dowr" dated 8 August 1996 and made between the Lessor and Ludludia Asset Finance B.V., as the same has been amended and/or restated from time to time, (ii) the head lease in relation to the floating production storage and offloading facility "Bleo Holm" dated 29 January 1999 and made between the Lessor, Bluewater Malta Limited and Bluewater Energy, as the same has been amended and/or restated from time to time, and, (iii) the lease in relation to the topsides processing plant for the floating production storage and offloading facility "Haewene Brim" dated 8 April 2003 and made between the Lessor, Pierce Production Company Limited and Bluewater Energy N.V, as the same has been amended and/or restated from time to time, and "Other Leases" means collectively (i), (ii) and (iii) above.

    all references in the First Deposit Deed to the "Other Lease" shall, with effect from the date of this Deed, be deemed to be references to the "Other Lease" defined above.

•
Amendments to the Second Deposit Deed

  With effect from the date hereof the Second Deposit Deed shall be amended in clause 1.2:

  (a)
  in the definition of "Head Lease" by the inclusion of the words "and, as amended by the Third Amendment Agreement dated [    •    ] 2003" after the words "Deed of Amendment and Restatement" in the last line;

  (b)
  by the deletion of the definition of "Holding Account" and the replacement thereof by the following definition:

    "Holding Account" means the account number 0753977, sort code 30-00-02 entitled "Bluewater Energy N.V. Uisge Gorm/Glas Dowr/Bleo Holm/Haewene Brim Account" opened or to be opened by Bluewater Energy with the Deposit Bank, the operation of which is to be governed by the Holding Account Deed;

    and all references in the Second Deposit Deed to the "Holding Account" shall, with effect from the date of this Deed, be deemed to be references to the "Holding Account" defined above;

  (c)
  by the deletion of the definition of "Holding Account Deed" and the replacement thereof by the following definition:

    "Holding Account Deed" means the holding account agreement and deed of assignment and charge entered into or, as the context may require, to be entered into on or about the date of the Haewene Brim Lease between Bluewater Energy, the Lessor and the Deposit Bank in relation to the Holding Account;

    all references in the Second Deposit Deed to the "Holding Account Deed" shall, with effect from the date of this Deed, be deemed to be reference to the "Holding Account Deed" defined above; and

  (d)
  by the deletion of the definition of "Other Lease" the replacement thereof by the following definition;

    "Other Lease" means each of (i) the head lease in relation to the floating production storage and offloading facility "Glas Dowr" dated 8 August 1996 and made between the Lessor and Ludludia Asset Finance B.V., as the same has been amended and/or restated from time to time, (ii) the head lease in relation to the floating production storage and offloading facility "Bleo Holm" dated 29 January 1999 and made between the Lessor, Bluewater Malta Limited and Bluewater Energy, as the same has been amended and/or restated from time to time, and, (iii) the lease in relation to the topsides processing plant for the floating production storage and offloading facility "Haewene Brim" dated 8 April 2003 and made between the Lessor, Pierce Production Company Limited and Bluewater Energy N.V, as the same has been amended and/or restated from time to time, and "Other Leases" means collectively (i), (ii) and (iii) above.

    all references in the Second Deposit Deed to the "Other Lease" shall, with effect from the date of this Deed, be deemed to be references to the "Other Lease" defined above.

Schedule 4

Clarifications

1
Neither LBV nor RBV is a contracting party to the document listed at paragraph 26 of Appendix A to schedule 1 (the Contribution Agreement) and each of LBV and RBV has signed it only to acknowledge and be aware of the terms of the document agreed between the contracting parties to it, and all relevant provisions of that document shall be construed accordingly.

2
It is agreed and acknowledged that the respective rights and obligations of the parties thereto under the document listed at paragraph 26 of Appendix A to schedule 1 (the Contribution Agreement) are in all respects subject to the rights of the Beneficiaries and the obligations and liabilities of the Obligors under and pursuant to the Facility Documents including, without limitation, clauses 4, 5 and 15 of the Deed of Proceeds and Priorities and clause 4.6 of the Facility Guarantee.

3
It is agreed that the reference in the second sentence of clause 12.11.4 of the Additional Head Lease to any amount received by the Lessor shall include any amount received by PPC as agent for the Lessor.

4
For the avoidance of doubt, it is agreed and acknowledged that references in clauses 12.8, 12.9, 12.10, 12.11 and 12.12 of the Additional Head Lease and elsewhere in the Additional Head Lease to additional equipment shall in no circumstances include the Haewene Brim Vessel or any part thereof.

Schedule 5

Supplementary Provisions

LBV and RBV

1
Each obligation and liability of LBV to the Lessor under or pursuant to the Topsides Documents to which LBV is, or is to be, a party shall be deemed to be a Residual Obligation as defined in and for the purposes of the Glas Dowr BOPS Assumption Deed, including, in particular, clauses 2 and 3 thereof which shall apply mutatis mutandis to those Topsides Documents. Each of BOPS and Bluewater Energy hereby expressly acknowledges and agrees to the foregoing.

2
Each obligation and liability of RBV to the Lessor under or pursuant to the Topsides Documents to which RBV is, or is to be, a party shall be deemed to be a Residual Obligation as defined in and for the purposes of the Uisge Gorm BOPS Assumption Deed, including in particular, clauses 2 and 3 thereof which shall apply mutatis mutandis to those Topsides Documents. Each of BOPS and Bluewater Energy hereby expressly acknowledges and agrees to the foregoing.

3
It is agreed that, notwithstanding anything in the Topsides Documents to the contrary, and without prejudice to paragraphs 1 and 2 above, the provisions of clause 27 of the Deed of Proceeds and Priorities shall apply to all monies, obligations and liabilities which are to be paid, repaid, performed, satisfied or discharged by LBV and/or RBV under or pursuant to the Topsides Documents (or any of them) as if all references therein to the Beneficiaries (or any of them) included a reference to each of the other parties to the Topsides Documents. In addition, by way of supplement to clause 27.5 of the Deed of Proceeds and Priorities, notwithstanding anything to the contrary in the Topsides Documents, neither LBV nor RBV shall be obliged or liable to pay any amount or incur any cost or other Loss under or pursuant to any of the Topsides Documents unless and until it has first been indemnified in full against the relevant amount, cost and/or Loss (as the case may be).

Sale Agreement

4
The Lessor expressly agrees and acknowledges for the benefit of the Credit Beneficiaries that the obligations of the Lessor under the clauses listed in clause 14 of the document listed at paragraph 28 of Appendix A to schedule 1 (the Recognition of Rights Deed), and the obligations of the Lessor under that clause 14, shall apply in circumstances where clause 6.1 of the document listed at paragraph 1 of Appendix A to schedule 1 (the Sale Agreement) applies.

Confidentiality

5
Notwithstanding any provision in the Topsides Documents to the contrary, each of the parties hereto agrees that no other party hereto shall be in breach of any confidentiality undertaking or restriction as a result of the disclosure to the other parties hereto of the Topsides Documents (or any of them).

Enterprise documents

6
It is agreed and acknowledged that the Lessor's obligations under clause 21.6.2 of the Additional Head Lease and the rights of PPC and Bluewater Energy to require the performance of those obligations (together those obligations and rights being "Clause 21 Rights and Obligations") are in all respects subject to the rights of the Facility Agent, the Banks and the General Security Trustee under the Haewene Brim Recognition of Rights Agreement, the Deed of Proceeds and Priorities, the Haewene Brim Quiet Enjoyment Letter and the other Facility Documents (the "Superior Rights") and, accordingly, to the extent that the Lessor, PPC and Bluewater Energy may have agreed in the Additional Head Lease that any of the Clause 21 Rights and Obligations may or shall be subject to the rights of Enterprise under the Additional Equipment Lessor Enterprise Consent Letter (the "Enterprise Rights"), or that the Clause 21 Rights and Obligations or the Enterprise Rights shall otherwise be in conflict with the Superior Rights, then, unless and until all of the Credit Obligations have been paid, repaid, performed, discharged and satisfied in full, the Superior Rights shall prevail and may be exercised, as between the Lessor, PPC, and Bluewater Energy on the one hand, and the Facility Agent, the Banks and the General Security Trustee on the other hand, as if they were not subject to the Enterprise Rights.

Risk Transfer Agreement

7
With respect to the Risk Transfer Agreement, it is agreed and acknowledged as follows:

(a)
In accordance with clauses 4, 5 and 15 of the Deed of Proceeds and Priorities, all rights, title and interest of BH and PPC respectively under and pursuant to the Risk Transfer Agreement (together "RTA Rights") are subject and subordinate in all respects to the Facility Rights, the Secured Performance Bond Rights, the Hedging Rights, the LBV Rights, the RBV Rights, the Equipment Lessor Rights and the Lessor Rights, in each case, in relation to the Secured Property in relation to the Haewene Brim Topsides;

(b)
Without prejudice to the generality of paragraph (a) above, it is hereby expressly agreed and acknowledged that the rights of BH under and pursuant to clauses 2.2, 2.4(b) and 2.4(g) of the Risk Transfer Agreement (being part of the RTA Rights) are subject in all respects to the rights of the Beneficiaries under and pursuant to General Assignment, and that all of the RTA Rights (without limitation) have been assigned absolutely to the General Security Trustee as security trustee for and on behalf of the Beneficiaries pursuant to the General Assignment and comprise Secured Property;

(c)
With respect to clause 3.1, it is agreed and acknowledged that all payments to be made to BH under the Risk Transfer Agreement shall be made to the BH Assigned Account and to no other account;

(d)
If during any relevant period (as defined in clause 4.1.1(a)(i) of the Credit Agreement), the aggregate of the amounts paid by PPC to BHB under the Haewene Brim Vessel Lease and the amounts paid by PPC to BH under the Risk Transfer Agreement as Lessee Payments are less than the amount of all Earnings, other than Non-Restricted Earnings, in relation to the Haewene Brim Vessel and the Haewene Brim Topsides, PPC shall, in partial satisfactions of its obligations pursuant to the Facility Guarantee, pay to BH on the first Repayment Date to occur after the end of the relevant period (as so defined) an amount equal to such shortfall.

Credit Agreement

8
With respect to the Credit Agreement, it is agreed and acknowledged as follows:

(a)
On the date on which the Effective Time occurs or is to occur (but, for the avoidance of doubt, not conditional upon the occurrence of the Effective Time), BH shall be entitled to draw down an additional Advance under the Credit Agreement in the amount of [          ] Dollars ($[          ]) [Please provide figures] ("BH Advance");

(b)
Subject to the following provisions of this paragraph 8, all of the terms and conditions of the Credit Agreement in relation to an Advance shall apply to the BH Advance;

(c)
The BH Advance shall not be a General Advance and accordingly clause 2.5.3 shall not apply to the BH Advance;

(d)
The notice period required under clause 2.4 for the issue of the Drawdown Notice in respect of the BH Advance shall be reduced from the fourth Banking Day before the proposed Drawdown Date to the second Banking Day before the proposed Drawdown Date (as specified in the relevant Drawdown Notice);

(e)
BH shall be entitled to apply the proceeds of the BH Advance in making payments under the Topsides Documents;

(f)
Simultaneously with the occurrence of the Effective Time, Ranberger will sell the Haewene Brim Topsides to the Lessor;

(g)
Ranberger is required by the terms of the Transaction Documents to apply the proceeds of that sale ("Proceeds") in payment to the Equipment Account Bank for application in accordance with clause 11 of the Deed of Proceeds and Priorities;

(h)
Ranberger, with the agreement of the other Borrowers, wishes to apply the whole amount of the Proceeds in prepayment of the Credit;

(i)
Notwithtstanding clause 2.8.8 of the Credit Agreement or any other provision of the Transaction Documents to the contrary, Ranberger shall be entitled to apply the whole amount of the Proceeds in prepayment of the Credit ("Ranberger Prepayment"), provided only that Ranberger gives notice in accordance with clause 2.8.8 as varied by the following paragraph;

(j)
The notice period required under clause 2.8.8 for the Ranberger Prepayment shall be reduced from five (5) Banking Days to two (2) Banking Days;

(k)
The Ranberger Prepayment shall be applied first in prepayment of the Ranberger Credit as contemplated by clause 4.2.7(iii) and secondly in prepayment of the General Advances;

(l)
Upon the receipt by the Facility Agent of the Ranberger Prepayment ("Ranberger Release Time"), clause 4.5.3 shall apply and Ranberger shall be released and discharged from all of its obligations and liabilities under the Facility Documents;

(m)
With effect from the Ranberger Release Time, the BH Advance shall replace the Ranberger Credit and, pursuant to the provisions of schedule 3, shall become the Haewene Brim Topsides Credit.

Additional Equipment Lessor Enterprise Consent Letter

9
With respect to the Additional Equipment Lessor Enterprise Consent Letter, it is agreed and acknowledged that if the Lessor notifies the Facility Agent or the General Security Trustee (as applicable) in writing that the Lessor wishes to exercise its rights under paragraph 4(h) thereof, the Facility Agent or the General Security Trustee (as applicable) shall promptly notify the Banks of that notification, the Banks shall promptly consider whether they agree to the exercise of rights notified to them and shall promptly notify the Facility Agent or the General Security Trustee (as applicable) whether or not they agree and the Facility Agent or the General Security Trustee (as applicable) shall, within ten (10) Banking Days of the receipt by it of the notification from the Lessor, notify the Lessor in writing whether the Majority Banks agree to the exercise of rights notified to them. If the Majority Banks do so agree, the Facility Agent or the General Security Trustee (as applicable) shall promptly notify Enterprise pursuant to paragraph 4(h) of the Additional Equipment Lessor Enterprise Consent Letter.

Haewene Brim Quiet Enjoyment Letter

10
With respect to the Haewene Brim Quiet Enjoyment Letter, it is agreed and acknowledged that, notwithstanding anything to the contrary in the Transaction Documents, the obligations of the Facility Agent, the Banks and the General Security Trustee under the Transaction Documents are in all respects subject to the obligations of the Facility Agent, the Banks and the General Security Trustee under the Haewene Brim Quiet Enjoyment Letter and, accordingly, to the extent that any such party agrees under the Haewene Brim Quiet Enjoyment Letter to take or not to take any action and the same would otherwise be in breach of any obligation of such party under the Transaction Documents or otherwise contrary to any agreement of such party under the Transaction Documents, such party shall not be required or entitled to to take or not to take (as the case may be) the relevant action under the Transaction Documents.

Schedule 6

The Banks and Financial Institutions

Bank	Address
Fortis Bank (Nederland) N.V.	Coolsingel 93		3012 AE Rotterdam	The Netherlands
Barclays Bank PLC	5 The North Colonnade	Canary Wharf	London E14 4BB	United Kingdom
Swedbank (Foreningssparbanken AB (publ)	Brunkebergstorh 8	Shipping H821	SE-105 34 Stockholm	Sweden
Banque Artesia Nederland N.V.	Herengracht 539 -543	PO Box 274	1000 AG Amsterdam	The Netherlands
ABC International Bank PLC	Arab Banking Corp. House	1-5 Moorgate	London	United Kingdom
Mizuho Corporate Bank Limited	River Plate House	7-11 Finsbury Circus	London EC2M &DH	United Kingdom
Allied Irish Banks PLC	St Helen's	1 Unterschaft	London EC3A 8AB	United Kingdom
Deutshe Schiffsbank AG	Domshof 17		D-28195 Bremen	Germany
Schiffshypothekenbank zu Lubeck AG	Brandstwiete 1		20457 Hamburg	Germany
Den Norske Bank N.V.	PO Box 1171-Sentrum		N-0107 Oslo	Norway
Baryerische Landesbank Girozentrale, London Branch	Bavaria House	13-14 Appold Street	London EC2A 2NB	United Kingdom
NIB Capital Bank N.V.	Carnegieplein 4	PO Box 380	2501 The Hague	The Netherlands
The Royal Bank of Scotland PLC	5 th Floor	135 Bishopsgate	London EC2M 3UR	United Kingdom
ScotiaBank Europe PLC	33 Finsbury Square	Scotia House	London EC2A 1BB	United Kingdom
The Governor & Company of the Bank of Scotland	4th Floor, New Uberior House	11 Earl Grey Street	Edinburgh EH3 9 BN	United Kingdom
Nordea Bank Norge ASA	Middelthunsgt 17	PO Box 1166	N-0107 Oslo	Norway
Landesbank Schleswig-Holstein Gironzentrale	Martensdamm 6		D-24103 Kiel	Germany
Nedship Bank N.V.	Parklaan 2	PO Box	3016 BB Rotterdam	The Netherlands
ING Bank N.V.	Bijlmerplein 888	Loc. code HE 02.09	1102 MG Amsterdam	The Netherlands

EXECUTION PAGE

The Banks
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
ING BANK N.V.	)
by PETER VOGIATRIS	)
its duly authorised attorney-in-fact	)
in the presence of: ANNA BRALY	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
BARCLAYS BANK PLC	)
by J. HAGARDS	)
its duly authorised attorney-in-fact	)
in the presence of:	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
FORTIS BANK (NEDERLAND) N.V.	)
by D.J. MEULEMEESTER	)
its duly authorised attorney-in-fact	)
in the presence of: JUULTJE VANDERWIJK	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
LANDESBANK SCHLESWIG-HOLSTEIN	)
GIROZENTRALE	)
by LAMBERT ADAMS	)
its duly authorised attorney-in-fact	)
in the presence of: GUNNAR KORDES	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
NORDEA BANK NORGE ASA	)
by GUNNAR NEGAARD	)
its duly authorised attorney-in-fact	)
in the presence of:	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
THE GOVERNOR & COMPANY OF THE	)
BANK OF SCOTLAND	)
by E.M. KINNEY	)
its duly authorised attorney-in-fact	)
in the presence of: MATTHEW PONTE	)

EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
THE ROYAL BANK OF SCOTLAND PLC	)
by M.S. REME	)
its duly authorised attorney-in-fact	)
in the presence of:	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
BAYERISCHE LANDESBANK GIROZENTRALE,	)
LONDON BRANCH	)
by C. PAUFF	)
its duly authorised attorney-in-fact	)
in the presence of: S. PRESS	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
DEN NORSKE BANK N.V.	)
by M. KERTZ	)
its duly authorised attorney-in-fact	)
in the presence of: S. LINFELD	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
NEDSHIP BANK N.V.	)
by KEES OVERGAAUL	)
its duly authorised attorney-in-fact	)
in the presence of: EVAN COHEN	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
NIB CAPITAL BANK N.V.	)
by S.M. HOVERS	)
its duly authorised attorney-in-fact	)
in the presence of: T.T. VANDERWARF	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
SCOTIABANK EUROPE PLC	)
by J.G. STARK	)
its duly authorised attorney-in-fact	)
in the presence of: D. SPARIGES	)

EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
ABC INTERNATIONAL BANK PLC	)
by D.G. GOLDEN	)
its duly authorised attorney-in-fact	)
in the presence of:	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
BANQUE ARTESIA NEDERLAND N.V.	)
by ERWIN DE KORK	)
its duly authorised attorney-in-fact	)
in the presence of: H.D.R. FIOSFRANG	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
SCHIFFSHYPOTHEKENBANK ZU LUBECK AG	)
by	)
its duly authorised attorney-in-fact	)
in the presence of: STEFAN ALBERTIJN	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
DEUTSCHE SCHIFFSBANK A	)
by GEERT HECKMANN AND HANS-PETER MARTIN	)
its duly authorised attorney-in-fact	)
in the presence of: VERONICA KATENKAMP	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
ALLIED IRISH BANKS PLC	)
by SHARON KELLY	)
its duly authorised attorney-in-fact	)
in the presence of:	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
SWEDBANK (FORENINGSSPARBANKEN) AB (PUBL))
by D. BILLSTEN	)
its duly authorised attorney-in-fact	)
in the presence of:	)

EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
MIZUHO CORPORATE BANK LIMITED	)
by P. AROSF	)
its duly authorised attorney-in-fact	)
in the presence of: M.C. STEVENS	)
Arrangers
EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
BARCLAYS BANK PLC	)
by J. HAGARDS	)
its duly authorised attorney-in-fact	)
in the presence of:	)
EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
FORTIS BANK (NEDERLAND) N.V.	)
by D.J. MEULEMEESTER	)
its duly authorised attorney-in-fact	)
in the presence of: JUULTJE VANDERWIJK	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
ING BANK N.V.	)
by PETER VOGIATRIS	)
its duly authorised attorney-in-fact	)
in the presence of: ANNA BRALY	)
The Facility Agent
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
ING BANK N.V.	)
by PETER VOGIATRIS	)
its duly authorised attorney-in-fact	)
in the presence of: ANNA BRALY	)
The General Security Trustee
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
BARCLAYS BANK PLC	)
by J. HAGARDS	)
its duly authorised attorney-in-fact	)
in the presence of:	)

The Credit Security Trustee
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
BARCLAYS BANK PLC	)
by J. HAGARDS	)
its duly authorised attorney-in-fact	)
in the presence of:	)
The Facility Security Trustee
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
BARCLAYS BANK PLC	)
by J. HAGARDS	)
its duly authorised attorney-in-fact	)
in the presence of:	)
The Technical Bank
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
BARCLAYS BANK PLC	)
by J. HAGARDS	)
its duly authorised attorney-in-fact	)
in the presence of:	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
BLUEWATER (HAEWENE BRIM) N.V.	)
by MARK LAWSON	)
its duly authorised attorney-in-fact	)
in the presence of: ALISON SPRAGUE	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
PIERCE PRODUCTION COMPANY LIMITED	)
by MARK LAWSON	)
its duly authorised attorney-in-fact	)
in the presence of: ALISON SPRAGUE	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
BLUEWATER ENERGY N.V.	)
by MARK LAWSON	)
its duly authorised attorney-in-fact	)
in the presence of: ALISON SPRAGUE	)

EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
BLUEWATER HOLDING B.V.	)
by MARK LAWSON	)
its duly authorised attorney-in-fact	)
in the presence of: ALISON SPRAGUE	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
AURELIA ENERGY N.V.	)
by MARK LAWSON	)
its duly authorised attorney-in-fact	)
in the presence of: ALISON SPRAGUE	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
BLUEWATER OFFSHORE PRODUCTION	)
SYSTEMS LIMITED	)
by MARK LAWSON	)
its duly authorised attorney-in-fact	)
in the presence of: ALISON SPRAGUE	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
LULUDIA ASSET FINANCE B.V.	)
by PETER VOGIATRIS	)
its duly authorised attorney-in-fact	)
in the presence of: ANNA BRALY	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
REFUGIO B.V.	)
by PETER VOGIATRIS	)
its duly authorised attorney-in-fact-)
in the presence of: ANNA BRALY	)
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
RANBERGER HOLDING N.V.	)
by ALISON SPRAGUE	)
its duly authorised attorney-in-fact	)
in the presence of: FEI KWOK	)

Bluewater Agent
EXECUTED as a DEED	)
and DELIVERED	)
for and on behalf of	)
BLUEWATER ENERGY SERVICES B.V.	)
by ALISON SPRAGUE	)
its duly authorised attorney-in-fact	)
in the presence of: FEI KWOK	)
Lessor
EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
HILL SAMUEL LEASING	)
(NO.4) LIMITED	)
by A.R. REED	)
its duly authorised attorney-in-fact	)
in the presence of:	)
Standby Purchasers
EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
ALICE EXPLORATION FOUNDATION	)
by ALISON SPRAGUE	)
its duly authorised attorney-in-fact	)
in the presence of: FEI KWOK	)
EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
ARIEL EXPLORATION FOUNDATION	)
by ALISON SPRAGUE	)
its duly authorised attorney-in-fact	)
in the presence of: FEI KWOK	)
EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
ASTERIX EXPLORATION FOUNDATION	)
by ALISON SPRAGUE	)
its duly authorised attorney-in-fact	)
in the presence of: FEI KWOK	)
EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
OLA DUNK II FOUNDATION	)
by ALISON SPRAGUE	)
its duly authorised attorney-in-fact	)
in the presence of: MARK LAWSON	)

Equipment Account Bank
EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
ING BANK N.V.	)
(acting through its Amsterdam Head Office))
by PETER VOGIATRIS	)
its duly authorised attorney-in-fact	)
in the presence of: ANNA BRALY	)
Security Trustee Account Bank
EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
ING BANK N.V.	)
(acting through its Amsterdam Head Office))
by PETER VOGIATRIS	)
its duly authorised attorney-in-fact	)
in the presence of: ANNA BRALY	)

QuickLinks

  Exhibit 10.57
Schedule 1 Definitions
Appendix A Document List
Schedule 2 Documents and evidence required as conditions precedent (Beneficiaries) (referred to in clause 3)
Schedule 3 Amendments
Amendments to the Bleo Holm Topsides Head Lease
Amendments to the Glas Dowr Head Lease
Amendments to the Uisge Gorm Head Lease
Schedule 4 Clarifications
Schedule 5 Supplementary Provisions
Schedule 6 The Banks and Financial Institutions